UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

NUKKLEUS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55922	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

525 Washington Blvd.

Jersey City, New Jersey 07310

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 1, 2023, Nukkleus, Inc. (the “Company”) held a special meeting of stockholders (the “Meeting”), at which the Company’s stockholders of record voted on the proposals set forth below, each of which is described in detail in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2023, which was first mailed by the Company to its stockholders on or about November 16, 2023.

As of November 2, 2023, the record date for the Meeting, there were 367,175,886 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company issued and outstanding and entitled to vote at the Meeting. A total of 324,021,715 shares of the Common Stock, representing approximately 88.25% of the issued and outstanding shares of the Common Stock, were present in person by virtual attendance or represented by proxy at the Meeting, constituting a quorum for the Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Meeting are included below.

Approval of the Nukkleus Proposal 1 (the “Business Combination Proposal”) required the affirmative vote of the holders of a majority of the issued and outstanding shares of Nukkleus Common Stock, who, being present in person or by proxy and entitled to vote at the Meeting, vote at the Nukkleus Meeting.

Each of the proposals described below was approved by the Company’s stockholders of record.

Proposal 1:

A proposal to approve the Amended and Restated Agreement and Plan of Merger, dated as of June 23, 2023 (as amended by the First Amendment to the Amended and Restated Agreement and Plan of Merger on November 1, 2023, and as may be amended from time to time, the “Merger Agreement”), by and among Nukkleus, Brilliant Acquisition Corporation, a British Virgin Islands business company (“Brilliant”) and BRIL Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Brilliant (“Merger Sub”), pursuant to which, among other things, (i) shareholders of Nukkleus will surrender their shares of Nukkleus Common Stock in exchange for newly issued Brilliant Ordinary Shares, and (ii) Merger Sub will merge with and into Nukkleus (the “Merger”), with Nukkleus surviving the Merger as a wholly-owned subsidiary of Brilliant (collectively with the other transactions described in the Merger Agreement, the “Business Combination”) .

For	Against	Abstentions
324,011,054	2,409	8,252

Proposal 2:

For the approval the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

For	Against	Abstentions
323,376,091	362,067	283,557

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: December 7, 2023	By:	/s/ Emil Assentato
	Name:	Emil Assentato
	Title:	President and Chief Executive Officer

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